UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025 (August 1, 2025)

CSLM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900
Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:NONE

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLFU
Class A ordinary shares, par value $0.0001 per share	CSLMF
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLWF
Rights to acquire one-tenth of one Class A ordinary share	CSLRF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Forward Purchase Agreement

On July 31, 2025, in connection with Business Combination, CSLM Acquisition Corp., a Cayman Islands exempted company (“CSLM”), CSLM Holdings, Inc., a Delaware corporation (“Holdco” and after the business combination, “Pubco”), and Fusemachines Inc., a Delaware corporation (“Target”) entered into a forward purchase agreement (the “Forward Purchase Agreement”) with each of Meteora Capital Partners, LP (“MCP”), Meteora Select Trading Opportunities Master, LP (“MSTO”) and Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”) for an OTC Equity Prepaid Forward Transaction. For purposes of the Forward Purchase Agreement, “Counterparty” refers to CSLM prior to the consummation of the business combination and Holdco after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

The Forward Purchase Agreement is not being entered into to provide any capital to ensure that CSLM meets the minimum cash requirements for its initial business combination. Instead, CSLM entered into the Forward Purchase Agreement to provide access to additional non-dilutive growth capital at CSLM’s discretion in replacement of redeemed Trust assets.

The period to reverse redemption notices of the Ordinary Shares of CSLM will remain open for no more than 24 hours following the filing of this report on Form 8-K.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intended, but was not obligated, to own and hold up to 3,000,000 Maximum Number of Shares.

The Forward Purchase Agreement provides that Seller shall be prepaid an aggregate cash amount (the “Prepayment Amount”) equal (x) to the product of (i) the number of shares as set forth in a Pricing Date Notice and (ii) the approximate per share redemption price payable to redeeming shareholders in connection with the Business Combination pursuant to the Counterparty’s Amended and Restated Memorandum and Articles of Association) (the “Initial Price”). Counterparty will pay to the Seller the Prepayment Amount directly from the Trust Account no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

From time to time and on any date following the Closing Date (any such date, an “ET Date”), upon the sale of any Shares (the number of such Shares the “Terminated Shares” Seller will pay to Counterparty an amount equal to the product of (x) the number of newly Terminated Shares since the last ET Date (or the Closing Date if no prior ET Date) and (y) the Termination Price in respect of such ET Date (the “Termination Price”) (an “Early Termination Obligation”). The effect of an ET Notice will be to reduce the Number of Shares by the number of Terminated Shares specified in such ET Notice with effect as of the related ET Date.

The Forward Purchase Agreement valuation date shall be three (3) years following the closing of the Business Combination (the “Valuation Date”). On the Cash Settlement Payment Date, which is the tenth local business day immediately following the last day of the Valuation Period, the Seller will remit to the Counterparty an amount equal to the Number of Shares as of the Valuation Date multiplied by the volume weighted daily VWAP Price over the Valuation Period. The period commencing on the Valuation Date and ending at 4:00 pm on the Exchange Business Day on which 10% of the total volume traded in the Shares over the period, excluding any volumes traded during the opening and closing auctions, has reached an amount equal to the Number of Shares outstanding as of the Valuation Date.

Seller in its sole discretion may request warrants of the Counterparty exercisable for Shares in an amount equal to (i) the Maximum Number of Shares less (ii) the Number of Shares specified in the Pricing Date Notice (the “Shortfall Warrants,” and the Shares underlying the Shortfall Warrants, the “Shortfall Warrant Shares”). The Shortfall Warrants shall have an exercise price equal to the Reset Price. The Form of Shortfall Warrant shall be agreed upon by the parties hereto within 45 days of the date of the Forward Purchase Agreement.

Seller agreed to waive any redemption rights under the Counterparty’s Amended and Restated Memorandum and Articles of Association, as amended, with respect to the Shares during the term of the Forward Purchase Agreement. Such waiver may reduce the number of Counterparty Class A Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Disclosure

Based on the amount in the trust account as of July 31, 2025, CSLM estimates that the per share redemption price will be approximately $12.06.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of CSLM for their consideration. CSLM intends to file the Registration Statement with the SEC which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to CSLM’ shareholders as of a record date to be established for voting on the Business Combination. CSLM may also file other relevant documents regarding the Business Combination with the SEC. CSLM’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with CSLM’ solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about CSLM, Fusemachines and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by CSLM, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: CSLM’s Chief Executive Officer at 2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL 33308.

Participants in the Solicitation

CSLM and Fusemachines and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of CSLM and Fusemachines and a description of their interests in CSLM, Fusemachines and the Business Combination are set forth in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Fusemachines following the Proposed Business Combination; (3) changes in the market for Fusemachines’ services and technology, expansion plans and opportunities; (4) the sources and uses of cash in connection with the Proposed Business Combination; (5) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (6) the projected technological developments of Fusemachines; (7) current and future potential commercial and customer relationships; (8) the ability to operate efficiently at scale; (9) anticipated investments in capital resources and research and development, and the effect of these investments; (10) the ability of the combined company to issue equity or equity-linked securities in the future; (11) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (12) the outcome of any legal proceedings that may be instituted against Fusemachines or CSLM following announcement of the Proposed Business Combination and the transactions contemplated thereby; (13) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain CSLM stockholder approval on the expected terms and schedule as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (14) the risk that the Proposed Business Combination or another business combination may not be completed by CSLM’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (15) unexpected costs related to the Proposed Business Combination; (16) limited liquidity and trading of CSLM’s securities; (17) geopolitical risk and changes in applicable laws or regulations; (18) the possibility that CSLM and/or Fusemachines be adversely affected by other economic, business, and/or competitive factors; (19) the inability to obtain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; and (20) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of CSLM’s and Fusemachines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CSLM and Fusemachines. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CSLM’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that CSLM has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither CSLM nor Fusemachines presently know or that CSLM and Fusemachines currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect CSLM’s and Fusemachines’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. CSLM and Fusemachines anticipate that subsequent events and developments will cause CSLM’s and Fusemachines’s assessments to change. However, while CSLM and Fusemachines may elect to update these forward-looking statements at some point in the future, CSLM and Fusemachines specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CSLM’s and Fusemachines’s assessments as of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forward Share Purchase Agreement dated July 31, 2025

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM Acquisition Corp.

Dated: August 1, 2025	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer